UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

   EATON VANCE CORP.

 (Exact name of registrant as specified in its charter)

Maryland

1-8100

04-2718215

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

  of incorporation)

Two International Place, Boston, Massachusetts

02110

  (Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Explanatory Note

The undersigned registrant hereby amends and restates its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2017 (the “Initial 8-K”).  Due to a clerical error, the signature page included with the Initial 8-K was missing the Chief Financial Officer’s conformed signature; the original signature, however, was obtained prior to the filing of the Initial 8-K.  This Current Report on Form 8-K/A includes a corrected signature page with the Chief Financial Officer’s conformed signature. The text of Item 5.07 is unchanged from the Initial 8-K.

Item 5.07

Submission of Matters to a Vote of Security Holders.

An annual meeting of the holders of Voting Common Stock (the “Voting Stockholders”) of Eaton Vance Corp. (the “Company”) was held on January 11, 2017.  All of the 442,932 outstanding shares of the Company’s Voting Common Stock were represented in person or by proxy at the meeting.

The following matters received the affirmative vote of all of the outstanding Voting Common Stock and were approved:

1.

The minutes of the previous annual meeting of Voting Stockholders held on January 13, 2016.

2.

The annual report to shareholders of the Company for the fiscal year ended October 31, 2016.

3.

The election of the following individuals as directors to hold office until the next annual meeting and until their successors are elected and qualify:

Ann E. Berman

Thomas E. Faust Jr.
Leo I. Higdon, Jr.

Brian D. Langstraat
Dorothy E. Puhy
Winthrop H. Smith, Jr.

Richard A. Spillane, Jr.

4.

The selection of the firm Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending October 31, 2017.

5.

The ratification of the acts of the Board of Directors since the previous annual meeting of Voting Stockholders held on January 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

March 31, 2017

/s/ Laurie G. Hylton

Laurie G. Hylton

Chief Financial Officer